JOHN HANCOCK BOND TRUST (except Short Duration Bond Fund)	JOHN HANCOCK INVESTMENT TRUST
JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND	JOHN HANCOCK INVESTMENT TRUST II
JOHN HANCOCK CAPITAL SERIES	JOHN HANCOCK MUNICIPAL SECURITIES TRUST
JOHN HANCOCK CURRENT INTEREST	JOHN HANCOCK SOVEREIGN BOND FUND
JOHN HANCOCK FUNDS II	JOHN HANCOCK STRATEGIC SERIES
JOHN HANCOCK FUNDS III

Supplement dated April 17, 2020 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

The following information supplements and supersedes any information to the contrary contained in the SAI.

Effective May 1, 2020, the “Waiver of Contingent Deferred Sales Charge” section under the heading “DEFERRED SALES CHARGE ON CLASS A, CLASS B, AND CLASS C SHARES” is amended and restated as follows:

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class A, Class B, and

Class C shares, unless stated otherwise, in the circumstances defined below:

For all account types:

•	Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.
•	Redemptions of Class A shares by retirement plans that invested through the PruSolutionsSM program.
•	Redemptions made pursuant to a Fund’s right to liquidate an account if the investor owns shares worth less than the stated account minimum in the section “Small accounts” in the Prospectus.
•	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
•	Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)
•	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” in the Prospectus.
•	Redemption of Class B and C shares made under a systematic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as the shareholder’s annual redemptions do not exceed 12% of the account value, including reinvested dividends, at the time the systematic withdrawal plan was established and 12% of the value of subsequent investments (less redemptions) in that account at the time Signature Services is notified. (Please note that this waiver does not apply to systematic withdrawal plan redemptions of Class A shares that are subject to CDSC).
•	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by Signature Services as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k),

Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.

•	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock mutual fund IRA assets only.)

•	Returns of excess contributions made to these plans.
•	Redemptions made to effect certain distributions, as outlined in the following table, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following table for some examples.

Type of Distribution	401(a) Plan (401(k), MPP, PSP) & 457	403(b)	Roth IRA & Coverdell ESA	IRA, SEP IRA & Simple IRA	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2 (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	Waived*	Waived*	12% of account value annually in periodic payments
Between 59½ and 70½ (or 72, in the case of individuals for whom the minimum distribution requirements begin at age 72)	Waived	Waived	12% of account value annually in periodic payments.	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments.
Under 59½ (Class B and Class C only)	Waived for annuity payments (72t**) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments.
Termination of Plan	Not Waived	Waived	N/A	N/A	N/A
Hardships	Waived	Waived	N/A	N/A	N/A
Qualified Domestic Relations Orders	Waived	Waived	N/A	N/A	N/A
Termination of Employment Before Normal Retirement Age	Waived	Waived	N/A	N/A	N/A
Return of Excess	Waived	Waived	Waived	Waived	N/A

*	External direct rollovers and transfer of assets are excluded.
**	Refers to withdrawals from retirement accounts under Section 72(t) of the Code.

You should read this Supplement in conjunction with the SAI and retain it for future reference.